EXHIBIT 99.1

Support.com Reports Second Quarter 2016 Financial Results
Redwood City, Calif. – July 27, 2016 – Support.com, Inc. (NASDAQ: SPRT), makers of Support.com® Cloud software for Support Interaction Optimization, and a leading provider of tech support and turnkey support center services, today reported unaudited financial results for its second quarter ended June 30, 2016.
"Q2, 2016 was a quarter of accomplishments for us as we pursue building a SaaS-based revenue stream and diversify our Services Programs," said Elizabeth Cholawsky, President and Chief Executive Officer. "We grew our Cloud offering with the highest new bookings number in a quarter to date, acquired our first enterprise customer and expanded sales into additional vertical market segments. In Services, I'm pleased to welcome yet another major retailer as a customer, Sears, reinforcing the value our deep expertise brings in providing technical support to the retail market. We look forward to building on these successes during the second half of the year."
Q2 2016 Financial Summary
For the second quarter of 2016, total revenue was $14.9 million compared to $20.6 million in the second quarter of 2015 and $16.6 million in the first quarter of 2016.
On a GAAP basis, loss from continuing operations for the second quarter of 2016 was $(6.0) million, or $(0.11) per share, compared to $(15.6) million, or $(0.29) per share, in the second quarter of 2015 and $(4.6) million, or $(0.08) per share, in the first quarter of 2016.
On a non-GAAP basis, loss from continuing operations for the second quarter of 2016 was $(4.9) million, or $(0.09) per share, compared to a loss of $(1.6) million, or $(0.03) per share, in the second quarter of 2015 and a loss of $(3.7) million, or $(0.07) per share, in the first quarter of 2016.
Non-GAAP income (loss) from continuing operations excludes stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items, charges for uncertain tax positions, and tax expense (benefit) associated with acquired goodwill. Collectively, these items impacted income (loss) from continuing operations by $1.1 million in the second quarter of 2016, $14.0 million in the second quarter of 2015 and $928,000 in the first quarter of 2016. A reconciliation of GAAP to non-GAAP results is presented in the tables below.
Balance Sheet Information
At June 30, 2016, cash, cash equivalents and investments were $58.0 million, compared to $61.3 million at March 31, 2016.
Recent Company Highlights
•	Closed first enterprise Support.com Cloud customer, driven by integration with Zendesk
•	Completed the Support.com Cloud integration with Zendesk, now available in the Zendesk App Marketplace
•	Closed first Support.com Cloud customer from referral agreement with NetSuite
•	New subscription-based bundled offering contract signed with Sears
Support.com will host a conference call discussing the Company's second quarter 2016 results on Wednesday, July 27, 2016, starting at 4:30 p.m. EDT (1:30 p.m. PDT). The live call may be accessed by dialing (877) 388-8486 (domestic), or (408) 427-3864 (international), using passcode 46867476. A live audio webcast and replay of the call will be available at the Investor Relations section of the Support.com website at https://www.support.com/about-us/investor-relations/investor-webinars-events/.
About Support.com
Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it's intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, greater brand loyalty and growing revenues.
For more information, please visit http://www.support.com or follow us @support_com.
Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.
© 2016 Support.com, Inc. All rights reserved. Support.com and the Support.com logo are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other marks are the property of their respective owners.
Safe Harbor Statement
This press release contains "forward-looking statements" as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support.com Cloud (formerly "Nexus®") software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, the potential for acquisitions or other strategic transactions that deplete our resources or do not prove successful, privacy concerns, the potential for payment fraud issues, potential intellectual property, class action or other litigation, potential impairments of long lived assets, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, if we experienced an "ownership change" as defined in Section 382 of the Internal Revenue Code and whether our recently adopted tax benefits preservation plan will be effective in reducing the likelihood of such an unintended ownership change from occurring, the recent change in the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential clients, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations. These and other risks may be detailed from time to time in Support.com's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.
Disclosure Regarding Non-GAAP Financial Measures
Support.com excludes stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items, charges for uncertain tax positions and tax expense (benefit) associated with acquired goodwill from its GAAP results, in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share, as described in A through G below. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.
A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company's business. Stock-based compensation expense was $454,000 in the second quarter of 2016, compared to $783,000 in the second quarter of 2015 and $661,000 in the first quarter of 2016.
B. Amortization of intangible assets and other. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. Amortization of intangible assets and other was $267,000 in the second quarter of 2016, the second quarter of 2015 and the first quarter of 2016.
C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company's operating performance. Restructuring charge was $423,000 in the second quarter of 2016 and goodwill impairment was $14.2 million in the second quarter of 2015.  There was no restructuring or impairment charge in the first quarter of 2016.
D. Acquisition expense. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition expenses such as legal fees and advisory fees when evaluating ongoing operating performance. Acquisition expense was zero in the second quarter of 2016, the second quarter of 2015 and the first quarter of 2016.
E. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company's operating performance. Other non-recurring items resulted in no expense or benefit in the second quarter of 2016, no expense or benefit in the second quarter of 2015 and no expense or benefit the first quarter of 2016.
F. Charges for uncertain tax positions. The Company excludes charges for uncertain tax positions because excluding such charges enables more consistent evaluation of the Company's operating performance. Charges for uncertain tax positions were zero in the second quarter of 2016, the second quarter of 2015 and the first quarter of 2016.
G. Tax expense (benefit) associated with acquired goodwill. The Company does not amortize goodwill in its consolidated financial statements. Goodwill created through Asset Purchase Agreement transactions is amortizable for tax purposes and a deferred tax liability is recorded as the tax deduction is realized. The Company excludes the tax expense (benefit) associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense (benefit) enables more consistent evaluation of the Company's operating performance. Tax expense (benefit) associated with acquired goodwill was zero in the second quarter of 2016, compared to a benefit of $1.3 million in the second quarter of 2015 and zero in the first quarter of 2016.
The Company believes that non-GAAP financial measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30,	December 31,
	2016 (1)	2015 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$58,018	$65,734
Accounts receivable, net	9,439	10,019
Prepaid expenses and other current assets	1,578	1,474
Total current assets	69,035	77,227
Property and equipment, net	2,115	1,989
Intangible assets, net	760	1,294
Other assets	971	982

Total assets	$72,881	$81,492

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$4,407	$3,035
Other accrued liabilities	3,364	4,135
Short-term deferred revenue	2,414	2,184
Total current liabilities	10,185	9,354
Long-term deferred revenue	82	102
Other long-term liabilities	430	690
Total liabilities	10,697	10,146

Stockholders' equity:
Common stock	6	5
Additional paid-in-capital	266,482	265,324
Treasury stock	(5,234)	(5,167)
Accumulated other comprehensive loss	(2,218)	(2,302)
Accumulated deficit	(196,852)	(186,514)
Total stockholders' equity	62,184	71,346

Total liabilities and stockholders' equity	$72,881	$81,492
Note 1: Amounts are subject to completion of management's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2015.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016 (1)	March 31, 2016	June 30, 2015	June 30, 2016 (1)	June 30, 2015

Revenue:
Services	$13,609	$15,283	$19,295	$28,892	$41,170
Software and other	1,320	1,314	1,305	2,634	2,587
Total revenue	14,929	16,597	20,600	31,526	43,757

Cost of revenue:
Cost of services (3)	12,696	13,860	15,804	26,556	34,198
Cost of software and other (3)	138	119	131	257	281
Total cost of revenue	12,834	13,979	15,935	26,813	34,479
Gross profit	2,095	2,618	4,665	4,713	9,278
Operating expenses:

Research and development (3)	1,420	1,708	1,930	3,128	3,454
Sales and marketing (3)	1,866	2,072	2,089	3,938	4,297
General and administrative (3)	4,235	3,248	3,076	7,483	6,136
Amortization of intangible assets and other	267	267	267	534	535
Restructuring	423	-	-	423	-
Goodwill impairment	-	-	14,240	-	14,240
Total operating expenses	8,211	7,295	21,602	15,506	28,662

Loss from operations	(6,116)	(4,677)	(16,937)	(10,793)	(19,384)

Interest income and other, net	126	133	106	259	206

Loss from continuing operations, before income taxes	(5,990)	(4,544)	(16,831)	(10,534)	(19,178)

Income tax provision (benefit)	36	52	(1,227)	88	(1,101)

Loss from continuing operations, after income taxes	(6,026)	(4,596)	(15,604)	(10,622)	(18,077)

Income (loss) from discontinued operations, net of income taxes	-	284	(5)	284	37

Net loss	$(6,026)	$(4,312)	$(15,609)	$(10,338)	$(18,040)

Loss from continuing operations, after income taxes
Basic	$(0.11)	$(0.08)	$(0.29)	$(0.19)	$(0.33)
Diluted	$(0.11)	$(0.08)	$(0.29)	$(0.19)	$(0.33)

Income (loss) from discontinued operations, net of income taxes
Basic	$-	$0.00	$(0.00)	$0.00	$0.00
Diluted	$-	$0.00	$(0.00)	$0.00	$0.00

Shares used in computing per share amounts:
Basic	55,120	54,886	54,441	55,003	54,380
Diluted	55,120	54,886	54,441	55,003	54,380

Note 3: Includes stock-based compensation expense as follows:

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Cost of revenue:
Cost of services	$35	$56	$63	$91	$125
Cost of software and other	-	2	2	2	6
Operating expenses:
Research and development	92	98	155	190	286
Sales and marketing	(42)	84	101	42	166
General and administrative	369	421	462	790	911
Total	$454	$661	$783	$1,115	$1,494

SUPPORT.COM, INC
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015

GAAP cost of revenue	$12,834	$13,979	$15,935	$26,813	$34,479
Stock-based compensation expense (Cost of revenue portion only)	(35)	(58)	(65)	(93)	(131)
Non-GAAP cost of revenue	$12,799	$13,921	$15,870	$26,720	$34,348

GAAP operating expenses	$8,211	$7,295	$21,602	$15,506	$28,662
Stock-based compensation expense (Excl. cost of revenue portion)	(419)	(603)	(718)	(1,022)	(1,363)
Amortization of intangible assets and other	(267)	(267)	(267)	(534)	(535)
Restructuring and impairment charges	(423)	-	(14,240)	(423)	(14,240)
Non-GAAP operating expenses	$7,102	$6,425	$6,377	$13,527	$12,524

GAAP income tax provision (benefit)	$36	$52	$(1,227)	$88	$(1,101)
Tax expense (benefit) associated with acquired goodwill	-	-	1,275	-	1,204
Non-GAAP income tax provision	$36	$52	$48	$88	$103

GAAP loss from continuing operations, after income taxes	$(6,026)	$(4,596)	$(15,604)	$(10,622)	$(18,077)
Stock-based compensation expense	454	661	783	1,115	1,494
Amortization of intangible assets and other	267	267	267	534	535
Tax expense (benefit) associated with acquired goodwill	-	-	(1,275)	-	(1,204)
Restructuring and impairment charges	423	-	14,240	423	14,240
Total impact of Non-GAAP exclusions	1,144	928	14,015	2,072	15,065
Non-GAAP income (loss) from continuing operations, after income taxes	$(4,882)	$(3,668)	$(1,589)	$(8,550)	$(3,012)

Loss from continuing operations, after income taxes
Basic - GAAP	$(0.11)	$(0.08)	$(0.29)	$(0.19)	$(0.33)
Basic - Non-GAAP	$(0.09)	$(0.07)	$(0.03)	$(0.16)	$(0.06)

Diluted - GAAP	$(0.11)	$(0.08)	$(0.29)	$(0.19)	$(0.33)
Diluted - Non-GAAP	$(0.09)	$(0.07)	$(0.03)	$(0.16)	$(0.06)
Shares used in computing per share amounts (GAAP)
Basic	55,120	54,886	54,441	55,003	54,380
Diluted	55,120	54,886	54,441	55,003	54,380
Shares used in computing per share amounts (Non-GAAP)
Basic	55,120	54,886	54,441	55,003	54,380
Diluted	55,120	54,886	54,441	55,003	54,380

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense (benefit) associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2016 Amounts are subject to completion of management's customary closing and review procedures.

Investor Contact:
Jacob Moelter
Investor Relations, Support.com
+1.650.556.8595
jacob.moelter@support.com